2Q 2022 Investor Presentation Exhibit 99.2 July 26, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; declining oil and gas prices, and declining demand for coal could negatively impact the demand and credit quality of loans; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber- security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligation securities; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business, including retaining qualified employees; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships, including the difficulties we may face following the merger with Great Western; incurrence of significant costs related to the merger with Great Western and related integration; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the ongoing impact of the COVID-19 pandemic and the U.S. government’s response to the pandemic; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events. The foregoing factors are not all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward- looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $32.0 Billion Total RB2 13.60% Loans HFI $17.2 Billion CET12 11.46% Deposits $26.9 Billion Leverage2 7.72% ACL/LHFI 1.28% TCE 6.62% Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization1 $4.1 Billion Dividend Yield 4.6% Branch Network 308 banking offices Sub Debt Rating Kroll BBB 3 308 banking offices in 14 states 1 as of 6/30/2022 closing stock price of $38.11 2 preliminary estimates - may be subject to change

SECOND QUARTER 2022 RESULTS Earnings • Successfully completed merger and core system conversion of Great Western Bank on May 23, 2022 • Net income of $64.1 million, or $0.59 per share, driven by strong NII expansion and a $1.7 million provision reversal • Net interest margin of 3.25%; adjusted NIM of 3.01%1, up 36 basis points from the prior quarter • Reported efficiency ratio of 71.4%; Adjusted efficiency ratio of 55.8%1 • Reported ROAE of 7.52% in Q2; Adjusted ROAE of 11.67%1 Balance Sheet • Ex-PPP loan growth of 262.4 million, or 6.4% annualized, net of acquired credit-related exits • Terminated $500 million in forward-starting receive floating swaps on June 1, resulting in a $23.3 million deferred gain • Legacy FIB deposits declined $257 million in Q2, or 1.7%, but remain on plan year-to-date • Goodwill declined by $37.8 million, mainly related to lower credit costs for acquired loans in HFI and HFS, net of taxes • Loan/deposit ratio increased to 63.9%, from 60.3% in the prior quarter at 6/30 Asset Quality • Progress on loans HFS resulting in $35 million less of a loss than provisionally anticipated, reflected as a reduction of goodwill • Re-evaluation of certain GWB loans HFI resulting in a $25 million specific reserve release, reflected as a reduction of goodwill • Total criticized loans declined $73.1 million, to $780.0 million at 6/30 • Combined company credit continued to improve; NCOs of just 1 bp annualized in Q2 • Total non-performing loans of $109.9 million, or 64 basis points of loans, with an ACL coverage ratio of 201% at 6/30 Capital • Tangible book value per share of $18.921 declined 4.3% in the quarter; changes in OCI had a $1.19 negative impact • Repurchased 1.7 million shares in Q2, at an average price of $37.38 • Maintain strong regulatory capital levels; CET1 of 11.5%2 and Total Risk-based of 13.6%2 4 1 See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

SECOND QUARTER 2022 HIGHLIGHTS Summary of Q2 2022 Results $ amounts in millions, except per share data 2Q22 Net interest income (non-FTE) $237.9 Provision for (reduction in) credit losses $(1.7) Non-interest income $51.0 Non-interest expense $210.3 Income before taxes $80.3 Income taxes $16.2 Net income $64.1 Diluted EPS $0.59 Q2 2022 Selected items impact $ amounts in millions, except per share data Income Statement Geography Pre-tax (in MM) After-tax (in MM) Reported EPS Impact Merger-related expenses Acquisition expense (45.8) (36.6) (0.34) CVA reserve recovery Other income 1.7 1.4 0.01 Investment securities (loss) gain (0.1) (0.1) — Totals $(44.2) $(35.3) $(0.33) 5 Quarterly Notes: • Realized pre-tax transaction costs of $45.8 million. Anticipate another $5-10 million pre-tax, mostly in Q3 2022. • Effective tax rate for full-year 2022 expected to be in the range of 20-22%

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 45% Construction RE, 10% Residential RE, 12% Agriculture RE, 5% Consumer, 6% Commercial, 18% Agriculture, 4% Loans by Geography MT, 14% WY, 5% ID, 5% WA, 7% OR, 9% SD, 11%ND, 1%NE, 7% IA, 11% KS, 2% AZ, 6% CO, 7% Other, 15% Revolving Funded Commitments 32.9% 32.9% 33.4% 41.7% 37.9% 35.6% Revolving Funded Commitments FIBK only 2Q21 3Q21 4Q21 1Q22 2Q22 6 Loan Highlights: • Ex-PPP legacy FIBK branch network loan growth of $243 million in Q2, or 14.8% annualized • Ex-PPP loan growth in June company-wide of $141 million, or 10.1% annualized • Revolving unfunded commitments of $3.1 billion at 6/30 • Non-revolving unfunded commitments of $1.6 billion at 6/30 • Optimistic outlook for continued mid single-digit annualized loan growth for the second half of the year $17.2B

DEPOSIT BASE Total Deposits Non-interest bearing, 31% Demand, 30% Savings, 33% Time, 6% Deposits by State MT, 22% WY, 12% ID, 7% WA, 3% OR, 10% SD, 15% NE, 10% IA, 11% MO, 1% KS, 1% AZ, 3% CO, 5% Mix of Consumer and Business Deposits ¹ 50% 50% 50% 49% 49% 50% 50% 50% 51% 51% Total Consumer Deposits Total Business Deposits 2Q21 3Q21 4Q21 1Q22 2Q22 7 1 Prior to 2022 periods represent FIBK standalone $26.9B Deposit Highlights: • Legacy FIBK deposit balances declined 1.7% from the prior quarter, and remain on plan YTD • Majority of the remaining decline came from higher- cost acquired balances

CAPITAL AND LIQUIDITY Highly liquid and flexible balance sheet with strong capital position Tangible Common Equity ¹ $20.49 $20.75 $20.83 $19.78 $18.92 6.99% 6.91% 6.83% 6.79% 6.62% TBVPS TCE Ratio 2Q21 3Q21 4Q21 1Q22 2Q22 Total Risk-Based Capital Ratios 13.89% 14.00% 14.11% 14.27% 13.60% 11.45% 11.59% 11.77% 11.91% 11.46% 0.72% 0.71% 0.72% 1.72% 1.70% 1.62% 2.36% 2.14% CET1 Non-common Tier1 Total Capital 2Q21 3Q21 4Q21 1Q22 2Q22² 8 Loans HFI to Deposit Ratio 63.2% 60.1% 57.4% 60.3% 63.9% 2Q21 3Q21 4Q21 1Q22 2Q22 Capital and Liquidity Highlights: • Dividend yield of 4.6%, based on Q2 average share price of $35.65 • The company repurchased 1.72 million shares of stock during the quarter, at an average price of $37.38 • TBV and TCE ratio decline related to both AOCI and the repurchase activity, partially mitigated by smaller write-downs to GWB loans in HFS and reductions to specific reserves on acquired PCD loans • All capital ratios remain above internal Company capital policy guidelines 1 See Non-GAAP table in appendix for reconciliation 2 preliminary estimates - may be subject to change

ALLOWANCE FOR CREDIT LOSSES (ACL)

Reserve release resulting from the re-evaluation of certain GWB loan relationships with specific reserves

Funded ACL and ACL/Loans HFI %



$135.5
$135.1
$122.3
$247.2
$138.7
$108.5
$220.4
1.38%
1.40%
1.31%
1.46%
1.28%
2Q21
3Q21
4Q21
1Q22
2Q22
Total Funded ACL
GWB Contribution
As a % of loans HFI

ACL Highlights:

- Re-evaluation of certain acquired PCD loans resulted in the reduction to the ACL of $24.8 million, which is also booked as a reduction to goodwill
- After considering the PCD adjustment, the ACL net release of $1.7 million during the quarter was driven by the improvement in overall credit quality, partially offset by qualitative additions related to the macro environment

9

ASSET QUALITY AND RESERVE TRENDS Net Charge-off Ratio $1.1 $0.6 $2.7 $0.3 $16.7 $1.3 $15.4 0.04% 0.02% 0.11% 0.47% 0.01% 0.06% Net Charge-offs GWB Charge-offs % of Average Loans % FIBK Only 2Q21 3Q21 4Q21 1Q22 2Q22 Underlying asset quality continues to trend positively, overall metrics impacted by acquired GWB portfolio Total Non-Performing Loans and ACL/NPL Ratios $35.6 $35.1 $27.7 $109.9 $121.6 $20.9 $100.7 380.6% 384.9% 441.5% 203.3% 200.5% FIBK Standalone NPL GWB Acquired NPL ACL / NPL Ratio 2Q21 3Q21 4Q21 1Q22 2Q22 Criticized Loans and Criticized Loan Ratio $273.4 $251.2 $216.7 $780.0 $853.1 $198.1 $655.0 2.78% 2.61% 2.32% 5.03% 4.54% FIBK Standalone GWB Acquired % of Total Loans 2Q21 3Q21 4Q21 1Q22 2Q22 10

NET INTEREST INCOME Net Interest Income¹ and Net Interest Margin¹ $119.2 $127.5 $122.3 $179.6 $240.0 7.8 14.2 9.7 2.8 1.1 2.5 2.3 1.9 7.6 16.7 2.82% 2.91% 2.69% 2.80% 3.25% 2.69% 2.60% 2.46% 2.65% 3.01% Adjusted NII ² PPP Income Loan PAA Net Interest Margin Adjusted NIM ² 2Q21 3Q21 4Q21 1Q22 2Q22 11 Net-interest Income Highlights: • $16.7 million total loan purchase accounting accretion in Q2 2022 ◦ $15.8 million from acquired GWB loans • PPP income of $1.1 million in Q2 2022, will be immaterial going forward. Unearned PPP fees of $0.3 million remain • Q2 2022 adjusted NIM expanded 36 bps, driven by the favorable mix shift in earning assets to loans and investments from cash, combined with the sequential improvement in loan, investment and cash yields • Q3 2022 adjusted NIM is expected to be positively influenced by a favorable earning asset mix shift, new securities yields above book yields and the benefit of the May, June, and expected July FOMC rate increases 1 Reported on a fully-taxable equivalent (“FTE”) basis 2 See Non-GAAP table in appendix for reconciliation

NET INTEREST INCOME (cont’d) 12 NIM Waterfall Analysis 2.80 0.02 0.15 0.03 (0.01) 0.11 0.03 (0.03) 0.13 0.01 3.25 1Q22 Loans ex- PAA ¹ Investments Cash Deposits Loan PAA Loans Investments Cash Borrowings 2Q22 Scheduled Purchase Accounting Accretion from GWB Acquisition $32.0 ² $(6.8) $25.2 $16.4 $(7.4) $9.0 $14.9 $(7.3) $7.6 Purchase Accounting Accretion Amortization of Intangibles (Non-Interest Expense) Pre-tax Net Impact of Purchase Accounting 2022 2023 2024 RATE IMPACT MIX IMPACT 1 Includes impact of lower PPP income 2 Includes YTD actual, plus remaining scheduled *Line items may not sum due to rounding

WELL POSITIONED TO BENEFIT FROM HIGHER RATES Loan Repricing Gap Schedule ¹ $8,666 $4,926 $2,326 $1,244 Maturity / Repricing Buckets <= 1 Yr > 1 Yr <= 3 Yr > 3 Yr <= 5 Yr > 5 Yr 13 Loan Repricing Characteristics Fixed, 53% Variable, 15% Libor 1M, 11% Adjustable (Excl: 1M Libor), 21% 1 Contractual repricing benchmarks

INVESTMENT PORTFOLIO Quarterly New Purchases: Weighted Avg Yield 1.0% 1.2% 1.5% 2.2% 3.3% 2Q21 3Q21 4Q21 1Q22 2Q22 14 Investment Portfolio Highlights: • On June 1, the company terminated a $500 million forward-starting pay-fixed swap, resulting in a $23.3 million gain to be accreted into income through May 2026. • New money portfolio yields continue to be accretive to on balance sheet yields in the current environment. Quarterly New Purchases: Weighted Avg Duration 4.28 3.35 2.29 3.05 4.56 3.03 2.20 1.25 1.15 2.29 3.05 4.56 Duration A/L Net of Fair Value Hedge 2Q21 3Q21 4Q21 1Q22 2Q22 Total Portfolio Duration at Quarter End 4.02 3.86 3.60 3.77 3.86 3.75 3.48 3.27 3.56 3.80 Securities Duration Securities + Fair Value Hedge Duration 2Q21 3Q21 4Q21 1Q22 2Q22

15 Non-interest Income by Type ¹ Payment Services, 39% Mortgage Banking, 10% Wealth Management, 19% Deposit Service Charges, 13% Other Service Charges & Fees, 7% Other Income, 12% 2Q21 1Q22 2Q22 Payment Services $ 11.4 $ 14.8 $ 19.5 Mortgage Banking 9.6 8.4 5.0 Wealth Management 6.3 8.1 9.3 Deposit Service Charges 3.9 7.7 6.3 Other Service Charges & Fees 1.6 4.3 3.6 Investment securities (loss) gain (0.1) (0.1) (0.1) Other income 2.6 6.0 7.4 Total $ 35.3 $ 49.2 $ 51.0 Selected Items: MSR recovery (impairment) — 3.4 — Investment securities (loss) gain (0.1) (0.1) (0.1) Other income — 1.4 1.7 Adj. Non-interest Revenue $ 35.4 $ 44.5 $ 49.4 Non-interest Income Highlights: • As previously announced, the reduction to NSF/OD fees is expected to have a $1 million impact in Q3 2022 as the GWB footprint changes began in late May, post-system conversion • Q4 2022 operating run-rate expected to approximate $50 million, excluding any impact from MSR valuation changes. Change from prior outlook driven by incremental rate and market-driven headwinds in mortgage, wealth management and swap income. NON-INTEREST INCOME 1 Excludes selected items

NON-INTEREST EXPENSE 16 Non-interest Expense Highlights: • Merger expenses have largely been recognized as of June 30th, with another $5-10 million pre-tax remaining • Q4 2022 operating expense run-rate expected to be around $160 million, including roughly $4 million of total intangible amortization expense 2Q21 1Q22 2Q22 Salaries and wages $ 41.6 $ 60.0 $ 74.8 Employee benefits 14.7 21.2 19.4 Occupancy and equipment 11.2 15.4 17.0 Other intangible amortization 2.5 3.6 4.1 Other expenses 29.0 41.7 49.2 Other real estate owned expense (income) — 0.1 — Acquisition related expenses — 65.2 45.8 Total 99.0 207.2 210.3 Selected Items: Merger-related expense — 65.2 45.8 Adj. Non-interest Expense2 $ 99.0 $ 142.0 $ 164.5 Non-interest Expense and Efficiency Ratio 99.0 105.9 102.2 207.2 210.3 99.0 98.1 97.4 142.0 164.5 62.6% 62.1% 62.6% 89.6% 71.4% 62.6% 57.5% 60.4% 62.2% 55.8% Total Expenses Adjusted Expenses ² Efficiency Ratio ¹ Adjusted Efficiency Ratio ² 2Q21 3Q21 4Q21 1Q22 2Q22 1 FDIC definition 2 See Non-GAAP table in appendix for reconciliation

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non- GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted net interest margin; (vi) adjusted efficiency ratio; and (vii) adjusted return on average common stockholders’ equity. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted efficiency ratio is calculated as adjusted cash non-interest expense divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted return on average assets is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude intangible amortization expenses, acquisition related expenses, other real estate owned expense or income, and litigation expenses, adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, mortgage servicing rights impairments and recoveries, and other income, adjusts its net interest margin (FTE) to exclude the impact of the recovery of charged-off interest and interest accretion on acquired loans and payroll protection program (PPP) loan income and adjusts average assets to exclude PPP average balances, and adjusts net income to exclude non-PCD CECL day two provision expense, acquisition related expenses, mortgage servicing rights fair value adjustments, gains or losses on early extinguishment of debt, investment security gains and losses, and other expense items. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

2Q21 3Q21 4Q21 1Q22 2Q22 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 1,970.9 $ 1,984.8 $ 1,986.6 $ 3,441.1 $ 3,271.9 Less goodwill and other intangible assets (excluding mortgage servicing rights) 695.7 693.3 690.9 1,275.2 1,232.9 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,275.2 $ 1,291.5 $ 1,295.7 $ 2,165.9 $ 2,039.0 Total assets (GAAP) $ 18,940.5 $ 19,372.2 $ 19,671.9 $ 33,162.2 $ 32,038.7 Less goodwill and other intangible assets (excluding mortgage servicing rights) 695.7 693.3 690.9 1,275.2 1,232.9 Tangible assets (Non-GAAP) (C) $ 18,244.8 $ 18,678.9 $ 18,981.0 $ 31,887.0 $ 30,805.8 Common shares outstanding (L) 62,240 62,231 62,200 109,503 107,758 Book value per common share (GAAP) (A)/(L) $ 31.67 $ 31.89 $ 31.94 $ 31.42 $ 30.36 Tangible book value per common share (Non-GAAP) (B)/(L) 20.49 20.75 20.83 19.78 18.92 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B)/(C) 6.99% 6.91% 6.83% 6.79% 6.62 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

2Q21 3Q21 4Q21 1Q22 2Q22 (Dollars in millions) Total non-interest expense $ 99.0 $ 105.9 $ 102.2 $ 207.2 $ 210.3 Less: Acquisition-related expense — 6.6 5.0 65.2 45.8 Less: Litigation accrual (recovery) — 1.2 (0.2) — — Adjusted non-interest expense $ 99.0 $ 98.1 $ 97.4 $ 142.0 $ 164.5 Less: Intangible amortization 2.5 2.4 2.5 3.6 4.1 Less: Other real estate owned (income) — — (0.1) 0.1 — Adjusted expense for efficiency ratio (A) $ 96.5 $ 95.7 $ 95.0 $ 138.3 $ 160.4 Net interest income $ 118.8 $ 126.9 $ 121.8 $ 178.0 $ 237.9 Add: Total non-interest income 35.3 39.7 37.4 49.2 51.0 Less: Net gain (loss) from investment securities (0.1) 0.3 0.9 (0.1) (0.1) Less: MSR recovery (impairment) — — 1.0 3.4 — Less: Other income — — — 1.4 1.7 Adjusted revenue (B) $ 154.2 $ 166.3 $ 157.3 $ 222.5 $ 287.3 Adjusted Efficiency Ratio (A)/(B) 62.6% 57.5% 60.4% 62.2% 55.8 % NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding

2Q21 3Q21 4Q21 1Q22 2Q22 (Dollars in millions) Net interest income on a fully-taxable equivalent ("FTE") basis 119.2 127.5 122.3 179.6 240.0 Less: Purchase accounting accretion 2.5 2.3 1.9 7.6 16.7 Less: PPP Income 7.8 14.2 9.7 2.8 1.1 Adjusted net interest income (A) 108.9 111.0 110.7 169.2 222.2 Average interest-earning assets 16,958.4 17,392.5 18,061.4 26,003.1 29,648.5 Less: Avg PPP 750.4 462.1 200.1 91.6 30.8 Adjusted Avg Earning Assets (B) 16,208.0 16,930.4 17,861.3 25,911.5 29,617.7 Net interest margin (FTE), as reported 2.82% 2.91% 2.69% 2.80% 3.25 % Adjusted net interest margin (FTE) (A annualized)/(B) 2.69% 2.60% 2.46% 2.65% 3.01 % NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding

2Q21 3Q21 4Q21 1Q22 2Q22 (Dollars in millions); all adjustments are after-tax Reported net (loss) income 42.5 47.1 51.1 (33.4) 64.1 Plus: Non-PCD CECL Day 2 provision — — — 55.2 — Plus: Acquisition-related expenses — 5.1 3.8 52.7 36.6 Plus: MSR fair value adjustments — — (0.8) (2.7) — Plus: Other income items — — — (1.1) (1.4) Plus: Investment securities (loss) gain 0.1 (0.2) (0.7) 0.1 0.1 Plus: Other expense items — 0.9 (0.2) — — Adjusted net income (A) 42.6 52.9 53.2 70.8 99.4 Average stockholders' equity (B) 1,944.3 1,985.3 1,999.3 3,050.1 3,417.4 Return on average equity 8.77% 9.41% 10.14% (4.44) % 7.52 % Adjusted return on average equity (A annualized)/(B) 8.79% 10.57% 10.56% 9.41% 11.67 % NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding